Exhibit 25.1

FORM T-1

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939 OF A

CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE

ELIGIBILITY OF A TRUSTEE PURSUANT TO

SECTION 305(b)(2)           ☐

THE BANK OF NEW YORK TRUST COMPANY, N.A.

(Exact name of trustee as specified in its charter)

95-3571558
(State of incorporation	(I.R.S. employer
if not a U.S. national bank)	identification no.)

700 South Flower Street
Suite 500
Los Angeles, California	90017
(Address of principal executive offices)	(Zip code)

STEEL DYNAMICS, INC.

(Exact name of obligor as specified in its charter)

Indiana	35-1929476
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

6714 Pointe Inverness Way, Suite 200
Fort Wayne, Indiana	46804
(Address of principal executive offices)	(Zip code)

6 ¾% Senior Notes due 2015

(Title of the indenture securities)

Steel Dynamics Sales North America, Inc.

(Exact name of obligor as specified in its charter)

Indiana	32-0042039
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

6714 Pointe Inverness Way, Suite 200
Fort Wayne, Indiana	46804
(Address of principal executive offices)	(Zip code)

SDI Investment Company

(Exact name of obligor as specified in its charter)

Delaware	51-0397408
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

6714 Pointe Inverness Way, Suite 200
Fort Wayne, Indiana	46804
(Address of principal executive offices)	(Zip code)

Steel Dynamics Ferrous Resources, LLC

(Exact name of obligor as specified in its charter)

Indiana	20-3663686
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

6714 Pointe Inverness Way, Suite 200
Fort Wayne, Indiana	46804
(Address of principal executive offices)	(Zip code)

New Millennium Building Systems, LLC

(Exact name of obligor as specified in its charter)

Indiana	35-2083989
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

6714 Pointe Inverness Way, Suite 200
Fort Wayne, Indiana	46804
(Address of principal executive offices)	(Zip code)

Steel Holdings, Inc.

(Exact name of obligor as specified in its charter)

Indiana	20-3663551
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

6714 Pointe Inverness Way, Suite 200
Fort Wayne, Indiana	46804
(Address of principal executive offices)	(Zip code)

Roanoke Electric Steel Corporation

(Exact name of obligor as specified in its charter)

Indiana	20-3663442
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

6714 Pointe Inverness Way, Suite 200
Fort Wayne, Indiana	46804
(Address of principal executive offices)	(Zip code)

Shredded Products, LLC

(Exact name of obligor as specified in its charter)

Virginia	54-0891585
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

6714 Pointe Inverness Way, Suite 200
Fort Wayne, Indiana	46804
(Address of principal executive offices)	(Zip code)

John W. Hancock, Jr., LLC

(Exact name of obligor as specified in its charter)

Virginia	54-0460919
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

6714 Pointe Inverness Way, Suite 200
Fort Wayne, Indiana	46804
(Address of principal executive offices)	(Zip code)

New Millennium Building Systems, Inc.

(Exact name of obligor as specified in its charter)

South Carolina	57-0477521
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

6714 Pointe Inverness Way, Suite 200
Fort Wayne, Indiana	46804
(Address of principal executive offices)	(Zip code)

SOCAR of Ohio, Inc.

(Exact name of obligor as specified in its charter)

Ohio	34-1097158
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

6714 Pointe Inverness Way, Suite 200
Fort Wayne, Indiana	46804
(Address of principal executive offices)	(Zip code)

Steel of West Virginia, Inc.

(Exact name of obligor as specified in its charter)

Delaware	55-0684304
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

6714 Pointe Inverness Way, Suite 200
Fort Wayne, Indiana	46804
(Address of principal executive offices)	(Zip code)

SWVA, Inc.

(Exact name of obligor as specified in its charter)

Delaware	55-0621605
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

6714 Pointe Inverness Way, Suite 200
Fort Wayne, Indiana	46804
(Address of principal executive offices)	(Zip code)

Marshall Steel, Inc.

(Exact name of obligor as specified in its charter)

Delaware	62-1527726
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

6714 Pointe Inverness Way, Suite 200
Fort Wayne, Indiana	46804
(Address of principal executive offices)	(Zip code)

Steel Ventures, Inc.

(Exact name of obligor as specified in its charter)

Delaware	55-0740037
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

6714 Pointe Inverness Way, Suite 200
Fort Wayne, Indiana	46804
(Address of principal executive offices)	(Zip code)

Shredded Products II, LLC

(Exact name of obligor as specified in its charter)

Indiana	20-8714353
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

6714 Pointe Inverness Way, Suite 200
Fort Wayne, Indiana	46804
(Address of principal executive offices)	(Zip code)

The Techs Industries, Inc.

(Exact name of obligor as specified in its charter)

Delaware	20-0540361
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

6714 Pointe Inverness Way, Suite 200
Fort Wayne, Indiana	46804
(Address of principal executive offices)	(Zip code)

The Techs Holdings, Inc.

(Exact name of obligor as specified in its charter)

Delaware	20-0540340
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

6714 Pointe Inverness Way, Suite 200
Fort Wayne, Indiana	46804
(Address of principal executive offices)	(Zip code)

OmniSource Corporation

(Exact name of obligor as specified in its charter)

Indiana	35-0809317
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

7575 West Jefferson Boulevard
Fort Wayne, Indiana	46804
(Address of principal executive offices)	(Zip code)

Admetco, Inc.

(Exact name of obligor as specified in its charter)

Indiana	35-1414016
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

7575 West Jefferson Boulevard
Fort Wayne, Indiana	46804
(Address of principal executive offices)	(Zip code)

Auburn Investment Company, LLC

(Exact name of obligor as specified in its charter)

Indiana	20-2929000
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

7575 West Jefferson Boulevard
Fort Wayne, Indiana	46804
(Address of principal executive offices)	(Zip code)

Capitol City Metals, LLC

(Exact name of obligor as specified in its charter)

Indiana	35-1937132
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

7575 West Jefferson Boulevard
Fort Wayne, Indiana	46804
(Address of principal executive offices)	(Zip code)

Carolina Investment Company, LLC

(Exact name of obligor as specified in its charter)

Indiana	20-1128968
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

7575 West Jefferson Boulevard
Fort Wayne, Indiana	46804
(Address of principal executive offices)	(Zip code)

Global Shredding Technologies, Ltd., LLC

(Exact name of obligor as specified in its charter)

Indiana	35-2026465
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

7575 West Jefferson Boulevard
Fort Wayne, Indiana	46804
(Address of principal executive offices)	(Zip code)

Industrial Scrap Corporation

(Exact name of obligor as specified in its charter)

Indiana	35-2064199
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

7575 West Jefferson Boulevard
Fort Wayne, Indiana	46804
(Address of principal executive offices)	(Zip code)

Industrial Scrap, LLC

(Exact name of obligor as specified in its charter)

Indiana	35-2064308
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

7575 West Jefferson Boulevard
Fort Wayne, Indiana	46804
(Address of principal executive offices)	(Zip code)

Jackson Iron & Metal Company, Inc.

(Exact name of obligor as specified in its charter)

Michigan	38-2604041
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

7575 West Jefferson Boulevard
Fort Wayne, Indiana	46804
(Address of principal executive offices)	(Zip code)

Lucky Strike Metals, LLC

(Exact name of obligor as specified in its charter)

Indiana	20-2025059
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

7575 West Jefferson Boulevard
Fort Wayne, Indiana	46804
(Address of principal executive offices)	(Zip code)

Michigan Properties Ecorse, LLC

(Exact name of obligor as specified in its charter)

Indiana	20-4332346
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

7575 West Jefferson Boulevard
Fort Wayne, Indiana	46804
(Address of principal executive offices)	(Zip code)

OmniSource Athens Division, LLC

(Exact name of obligor as specified in its charter)

Indiana	35-2123556
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

7575 West Jefferson Boulevard
Fort Wayne, Indiana	46804
(Address of principal executive offices)	(Zip code)

OmniSource Bay City, LLC

(Exact name of obligor as specified in its charter)

Indiana	36-4544347
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

7575 West Jefferson Boulevard
Fort Wayne, Indiana	46804
(Address of principal executive offices)	(Zip code)

OmniSource Indianapolis, LLC

(Exact name of obligor as specified in its charter)

Indiana	20-4051458
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

7575 West Jefferson Boulevard
Fort Wayne, Indiana	46804
(Address of principal executive offices)	(Zip code)

OmniSource, LLC

(Exact name of obligor as specified in its charter)

Indiana	35-2046863
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

7575 West Jefferson Boulevard
Fort Wayne, Indiana	46804
(Address of principal executive offices)	(Zip code)

OmniSource Mexico, LLC

(Exact name of obligor as specified in its charter)

Indiana	26-0194166
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

7575 West Jefferson Boulevard
Fort Wayne, Indiana	46804
(Address of principal executive offices)	(Zip code)

OmniSource Transport, LLC

(Exact name of obligor as specified in its charter)

Indiana	35-2084965
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

7575 West Jefferson Boulevard
Fort Wayne, Indiana	46804
(Address of principal executive offices)	(Zip code)

Open Sky Aviation, LLC

(Exact name of obligor as specified in its charter)

Indiana	37-1423030
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

7575 West Jefferson Boulevard
Fort Wayne, Indiana	46804
(Address of principal executive offices)	(Zip code)

Recovery Technologies, LLC

(Exact name of obligor as specified in its charter)

Indiana	35-1942983
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

7575 West Jefferson Boulevard
Fort Wayne, Indiana	46804
(Address of principal executive offices)	(Zip code)

Scientific Recycling Group, LLC

(Exact name of obligor as specified in its charter)

Indiana	74-3114069
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

7575 West Jefferson Boulevard
Fort Wayne, Indiana	46804
(Address of principal executive offices)	(Zip code)

Speedbird Aviation, LLC

(Exact name of obligor as specified in its charter)

Indiana	01-0564393
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

7575 West Jefferson Boulevard
Fort Wayne, Indiana	46804
(Address of principal executive offices)	(Zip code)

Superior Aluminum Alloys, LLC

(Exact name of obligor as specified in its charter)

Indiana	35-2007173
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

7575 West Jefferson Boulevard
Fort Wayne, Indiana	46804
(Address of principal executive offices)	(Zip code)

1.                                      General information. Furnish the following information as to the trustee:

(a)                                  Name and address of each examining or supervising authority to which it is subject.

Name	Address
Comptroller of the Currency United States Department of the Treasury	Washington, D.C. 20219

Federal Reserve Bank	San Francisco, California 94105

Federal Deposit Insurance Corporation	Washington, D.C. 20429

 (b)                               Whether it is authorized to exercise corporate trust powers.

Yes.

2.                                      Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

16.                               List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).

1.                                       A copy of the articles of association of The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948).

2.                                       A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-121948).

3.                                       A copy of the authorization of the trustee to exercise corporate trust powers. (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-121948).

4.                                       A copy of the existing by-laws of the trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-121948).

6.                                       The consent of the trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-121948).

7.                                       A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE

Pursuant to the requirements of the Act, the trustee, The Bank of New York Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Chicago, and State of Illinois, on the 13th day of November, 2007.

THE BANK OF NEW YORK TRUST COMPANY, N.A.

By:	/S/ J. BARTOLINI
Name:	J. BARTOLINI
Title:	VICE PRESIDENT